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                                                  EXHIBIT 24

                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. MACK III, Chairman of the Board and Chief Executive Officer and a director of CH Energy Group, Inc., have made, constituted and appointed, and by these presents do make, constitute and appoint, DONNA S. DOYLE, ELLEN AHEARN, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, on Form S-4, pursuant to the Securities Exchange Act of 1933, relating to a proposed share exchange transaction with Central Hudson Gas & Electric Corporation, and any and all amendments to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have set my hand and seal this 6th day of May, 1998.

                                   (SGD.) JOHN E. MACK III  L.S.

STATE OF NEW YORK )
                  :ss.:
COUNTY OF DUTCHESS)

     On this 6th day of May, 1998, before me personally came John
E. Mack III, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                              (SGD.) JEANETTE KIHLMIRE   L.S.


                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, DONNA S. DOYLE, Controller of CH Energy Group, Inc., have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, ELLEN AHEARN, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, on Form S-4, pursuant to the Securities Exchange Act of 1933, relating to a proposed share exchange transaction with Central Hudson Gas & Electric Corporation, and any and all amendments to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have set my hand and seal this 6th day of May, 1998.


                                   (SGD.) DONNA S. DOYLE  L.S.


STATE OF NEW YORK )
                  :ss.:
COUNTY OF DUTCHESS)

     On this 6th day of May, 1998, before me personally came
Donna S. Doyle, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                   (SGD.) JEANETTE KIHLMIRE  L.S.

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                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN V. LANT, Treasurer of CH Energy Group, Inc., have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, DONNA S. DOYLE, ELLEN AHEARN, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, on Form S-4, pursuant to the Securities Exchange Act of 1933, relating to a proposed share exchange transaction with Central Hudson Gas & Electric Corporation, and any and all amendments to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have set my hand and seal this 4th day of May, 1998.

                                   (SGD.) STEVEN V. LANT  L.S.


STATE OF NEW YORK )
                  :ss.:
COUNTY OF DUTCHESS)

     On this 4th day of May, 1998, before me personally came
Steven V. Lant, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.



                                   (SGD.) JEANETTE KIHLMIRE  L.S.

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